UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 3, 2005

Date of Report

(Date of earliest event reported)

ZYMOGENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	000-33489	91-1144498
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1201 Eastlake Avenue East, Seattle, Washington 98102-3702

(Address of Principal Executive Offices, including Zip Code)

(206) 442-6600

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

The Registrant is filing as exhibits hereto certain information and agreements to be incorporated by reference in its Registration Statement on Form S-3 (File No. 333-125917) (the “Registration Statement”), originally filed on June 17, 2005.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit Number	Description

1.1	Form of Purchase Agreement

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, of the Registration Statement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZYMOGENETICS, INC.
Dated: August 4, 2005

	By:	/s/ James A. Johnson
James A. Johnson Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Form of Purchase Agreement

99.1	Information relating to Item 14—Other Expenses of Issuance and Distribution, of the Registration Statement

4